THE FBR FUNDS

Equity Funds

SUPPLEMENT DATED July 1, 2006
TO THE PROSPECTUS DATED FEBRUARY 28, 2006

This supplement to the Prospectus dated February 28, 2006 for The FBR Funds, Equity Funds, updates certain information in the Prospectus as described below.  For further information, please contact the Funds toll-free at 888.888.0025.

1.	The following table replaces in its entirety the "Average Annual Total Returns" table on page 19:
Average Annual Total Returns For the Periods Ended December 31, 2005
	1-Year	Since Inception*
Small Cap Technology Fund
Return Before Taxes	3.58%	8.42%
Return After Taxes on Distributions	3.58%	0.67%
Return After Taxes on Distributions and Sale of Fund Shares	2.33%	0.57%
Indices†
NASDAQ Composite Index[1]	2.13%	4.84%
Lipper Science & Technology Fund Index[2]	5.37%	(0.22)%

* The Fund commenced operations on January 20, 2004.

† Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices include reinvested dividends, and do not reflect sales charges or expenses, except for the Lipper Science & Technology Fund Index which reflects fund expenses.

1 The NASDAQ Composite Index measures all NASDAQ domestic and non-US based common stocks listed on the NASDAQ Stock Market. The Index is market capitalization weighted, meaning each listed company affects the value of the Index in proportion to its market value.

2 The Lipper Science & Technology Fund Index is an equally weighted index of the largest thirty funds within the science and technology fund classification as defined by Lipper Inc. The index is rebalanced quarterly.

2.	The following information replaces in its entirety the second paragraph on page 30 under the section entitled, "Frequent Trading Policy and Redemption Fee:"

In accordance with this policy, if you redeem or exchange shares within 90 days of purchasing them, the Funds will charge a redemption fee of 1% of the amount redeemed. The 1% redemption fee on shares redeemed (including exchanges) within 90 days of purchase is deducted from the redemption proceeds, is payable to the applicable Fund and is intended to offset out-of-pocket administrative costs and portfolio transaction costs caused by short-term trading. To calculate the redemption fee, the Funds will use the "first-in, first-out" (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account.  All shareholders are subject to this fee, whether you invest directly with the Funds or through a Financial Intermediary, except as noted below.

Subject to the advance approval of the Trust's chief compliance officer, the redemption fee may be waived on certain exempt transactions and accounts, including (1) redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions; (2) redemptions initiated by the Fund, including payment of maintenance fees; (3) shares redeemed due to death or disability of a shareholder or divorce decree; (4) transfer of assets within the same Fund; (5) certain redemptions and exchanges from participant directed retirement plans (please see below); (6) redemptions and exchanges redeemed through asset allocation programs, provided the rebalancing is done no more than quarterly; and (7) shares redeemed in omnibus accounts of a financial intermediary, such as a broker/dealer or retirement plan fiduciary, if those institutions have not yet implemented the system requirements necessary to monitor and assess the redemption fee on redemptions and exchanges of Fund shares of participants in the omnibus accounts. The Trust expects that, over time, waivers with respect to these omnibus accounts will be eliminated as operating systems are improved to enable the assessment of the fee on shares held through these types of accounts. However, there can be no guarantee that this will occur or that the Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts in accordance with the Funds' policy.

Redemption fees will not apply to the following transactions in participant directed retirement plans (such as 401k, 403b and 457 plans): (1) redemptions due to loans; (2) required minimum distributions; (3) plan or participant termination; and (4) redemptions and exchanges on initial payroll or employer contributions.

Other than the redemption fee, the Trust does not impose limits on the frequency of purchases and redemptions at the present time, nor does it limit the number of exchanges in a given period, but reserves the right to impose such measures in the future. The Trust allows exchanges into any Fund in the Trust. The Trust reserves the right to modify, withdraw or impose certain limitations at any time with respect to the exchange privilege. The Trust reserves the right to modify the redemption fee to meet any regulatory requirements that may be imposed in the future.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.